Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.[1]	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

MONTHLY OPERATING REPORT SUMMARY FOR OCTOBER 2019

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20
REVENUES (MOR-6)	$69,124,692
INCOME BEFORE INT., DEPREC./TAX (MOR-6)	$(4,856,820)
NET INCOME (LOSS) (MOR-6)	$(37,067,737)
PAYMENTS TO INSIDERS (MOR-9)	$269,451
PAYMENTS TO PROFESSIONALS (MOR-9)	$-
TOTAL DISBURSEMENTS (MOR-8)	$(98,932,678)

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee ***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE

Are all accounts receivable being collected within terms?
A/R related to agreements by and among Debtors and Tesoro Refining and Marketing Company, LLC is not being collected in accordance with ordinary terms.

Type of Insurance	Check Yes/No	Exp. Date	Are all post-petition liabilities, including taxes, being paid within terms?
WORKERS’ COMPENSATION	YES(x) NO( )	7/1/2020	Have any pre-petition liabilities been paid?
AUTOMOBILE	YES(x) NO( )	7/1/2020	If so, describe: Payments made in accordance with the First Day Orders.
GENERAL	YES(x) NO( )	7/1/2020	Are all funds received being deposited into DIP bank accounts?
POLLUTION	YES(x) NO( )	7/1/2020	Were any assets disposed of outside the normal course of business?
CONTROL OF WELL	YES(x) NO( )	7/1/2020	If so, describe:
COMMERCIAL CRIME	YES(x) NO( )	7/8/2020	Are all U. S. Trustee Quarterly Fee Payments current?
FIDUCIARY	YES(x) NO( )	7/8/2020	What is the status of your Plan of Reorganization? Debtors filed Plan on November 18, 2019 (ECF No. 429).
EMPLOYEMENT PRACTICES	YES(x) NO( )	7/8/2020
D&O	YES(x) NO( )	7/8/2020
I certify under penalty of perjury that the following complete
ATTORNEY NAME:	Alfredo Perez				Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9, plus attachments, is true and correct.
FIRM: ADDRESS:	Weil, Gotshal & Manges LLP 700 Louisiana Street
ADDRESS:	Suite 1700
CITY, STATE ZIP:	Houston, TX 77002-2755
TELEPHONE:	(713) 546-5040		SIGNED:	/s/ Kyle McCuen	DATED:	12/2/19
(ORIGINAL SIGNATURE)

				Kyle McCuen	TITLE:	Chief Financial Officer
(Print Name of Signatory)

____________________________________________________________________________________________________________________________________

[1]  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092).  The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

mor-1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.[1]	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

MONTHLY OPERATING REPORT NOTES FOR OCTOBER 2019

INTRODUCTION

This monthly operating report (“MOR”) is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors.  Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes.  Therefore, in order to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data.  The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than full calendar month-ending October 31, 2019, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

RESERVATION OF RIGHTS

This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases.  The unaudited financial statements have been derived from the Debtors’ books and records.  The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP.  Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change.  The information furnished in this MOR includes normal recurring adjustments, but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP.

GLOBAL NOTES

Given the complexity of the Debtors’ business, inadvertent errors or omissions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR.  Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

NOTES TO MOR-5

The accounts payable and accounts receivable agings are presented on a consolidating basis for the Debtors, and does not include intercompany activity.

NOTES TO MOR-6

The income statement is presented on a consolidating basis for the Debtors.  The information provided in the income statements reflect activity for the full calendar month-ending October 31, 2019.

Other revenues include both realized and unrealized gain and/or loss on derivatives recorded for the full calendar month-ending October 31, 2019.

NOTES TO MOR-8

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories.  This relief generally was designed to preserve the value of the Debtors’ business and assets.  The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

Intercompany receipts and disbursements between Debtors that are cleared by netting are not included in this MOR.  Based on centralized cash management practices, all disbursements are made by the following Debtors:  (i) EP Energy Corporation; (ii) EP Energy LLC; (iii) EP Energy E&P Company, LP; and (iv) EP Energy Management, LLC.

NOTES TO MOR-9

The list of insiders is consistent with public disclosures and other filings associated with the Debtors’ chapter 11 cases.  Payments to the Debtors’ professionals were $0 for the full calendar month-ending October 31, 2019, as no professional fee applications were submitted or processed as of the date of preparation of this MOR.  The listing of any party as an “insider” is neither intended to be nor should be construed as a legal characterization of such party as an “insider,” as such term is defined in section 101(31) of the Bankruptcy Code, and it does not act as an admission or waiver of any fact, right, claim, or defense, and all such rights, claims, and defenses are hereby expressly reserved.

[1]  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092).  The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

Notes to MOR

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

CONSOLIDATING BALANCE SHEET

Ending Balance at October 31, 2019

	EP ENERGY CORPORATION		EPECO	EPACQ	EPELC	025	625	654	EPPCH

	CONSOLIDATED	All Elimination Companies	EP Energy Corporation	EPE Acquisition LLC	EP ENERGY L.L.C.	EP Energy Management, L.L.C.	EP ENERGY RESALE CO., L.L.C.	EP ENERGY E&P COMPANY, L.P.	EP Energy Global LLC	Everest Acquisition Finance Inc

ASSETS

CASH & CASH EQUIVALENT	$191,004,166	-	644,228	-	184,866,483	211,582	-	5,281,873	-	No Financials
ACCOUNTS & NOTES RECEIVABLE	149,935,290	(3,348,906,599)	-	-	1,705,871,084	(1,768,316,642)	285,553,838	976,792,483	2,298,941,126
INVENTORY	44,084,206	-	-	-	-	-	-	44,084,206	-
PRICE RISK MANAGEMNT-CUR ASSET	41,867,890	-	-	-	41,867,890	-	-	-	-
RESTRICTED CASH-CURRENT	925,000	-	-	-	-	-	-	925,000	-
OTHER CURRENT ASSETS	37,197,763	-	-	-	100,000	14,873,814	-	22,223,949	-

CURRENT ASSETS	$465,014,315	$(3,348,906,599)	$644,228	$-	$1,932,705,458	$(1,753,231,246)	$285,553,838	$1,049,307,511	$2,298,941,126

PLANT, PROPERTY & EQUIPMENT	$7,423,730,152	-	-	-	-	0	-	7,423,730,152	-
ACCUMULATED DD&A	(3,952,465,722)	-	-	-	-	-	-	(3,952,465,722)	-
INVEST IN CONSOLIDATED-AFFIL	-	(8,604,535,152)	(599,215,534)	(599,215,534)	3,482,006,218	2,927,113,822	2,170,948,482	-	1,222,897,698
PRICE RISK MGMT-NON CUR ASSET	7,431,830	-	-	-	7,431,830	-	-	-	-
NOTES RECEIVABLE-NON CURRENT	10,137	-	-	-	-	10,137	-	-	-
OTHER NON CURRENT ASSETS	21,246,449	-	-	-	-	-	-	21,246,449	-

NONCURRENT ASSETS	$3,499,952,847	$(8,604,535,152)	$(599,215,534)	$(599,215,534)	$3,489,438,049	$2,927,123,959	$2,170,948,482	$3,492,510,879	$1,222,897,698

TOTAL ASSETS	$3,964,967,162	$(11,953,441,751)	$(598,571,307)	$(599,215,534)	$5,422,143,507	$1,173,892,714	$2,456,502,320	$4,541,818,390	$3,521,838,823

LIABILITIES

OWNER AND ROYALTIES PAYABLE	$(64,138,287)	-	-	-	-	-	-	(64,138,287)	-
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	(108,513,934)	-	-	-	-	126,278	-	(108,640,213)	-
AFFILIATES	-	266,480,023	-	-	-	(2,781)	8,234,146	(235,375,576)	(39,335,813)
OTHER CURRENT LIABILITIES	(110,653)	-	-	-	-	(742,879)	-	632,226	-
TOTAL ACCOUNTS PAYABLE	(172,762,874)	266,480,023	-	-	-	(619,381)	8,234,146	(407,521,850)	(39,335,813)
SHORT TERM FINANCING OBLIG	(4,882,836,916)	3,082,426,576	-	-	(6,261,617,525)	-	-	(1,703,645,966)	-
ACCRUED TAX OTHER THAN INCOME	(33,312,747)	-	-	-	-	124,225	-	(33,436,972)	-
INCOME TAX LIABILITY FEDERAL	107,491	-	-	-	107,491	-	-	-	-
INCOME TAX LIABILITY STATE	6,528	-	-	-	6,528	-	-	-	-
TOTAL INCOME TAXES LIABILITY	114,019	-	-	-	114,019	-	-	-	-
ACCRUED INTEREST	(193,356,923)	-	-	-	(193,356,923)	-	-	-	-
RESERVES CURRENT	(37,106,783)	-	-	-	-	-	-	(37,106,783)	-
ASSET RETIRE OBLIG-CURRENT	(2,900,000)	-	-	-	-	-	-	(2,900,000)	-
OTHER CURRENT LIABILITIES	(19,500,735)	-	-	-	(76,642)	(274,370)	-	(19,149,723)	-

CURRENT LIABILITIES	$(5,341,662,960)	$3,348,906,599	$0	$-	$(6,454,937,072)	$(769,527)	$8,234,146	$(2,203,761,294)	$(39,335,813)

DEFERRED INC TAX NON CUR LIAB FEDERAL	$1	-	2	-	(1)	-	-	-	-
DEFERRED INC TAX NON CUR LIAB STATE	(1)	-	(1)	-	-	-	-	-	-
DEFERRED INC TAX NON CUR LIAB FOREIGN	-	-	-	-	-	-	-	-	-
TOTAL DEF INC TAX LIABILITY-NON CUR	0	-	1	-	(1)	-	-	-	-
RESERVES NON CURRENT	(1,394,694)	-	-	-	-	(620,464)	-	(774,229)	-
ASSET RETIRE OBLIG-NON CURR	(41,559,379)	-	-	-	-	-	-	(41,559,379)	-
OTHER NON CURRENT LIABILITY	(19,023,250)	-	-	-	-	-	-	(18,546,982)	(476,268)

NONCURRENT LIABILITIES	$(61,977,323)	$-	$1	$-	$(1)	$(620,464)	$-	$(60,880,591)	$(476,268)

TOTAL LIABILITIES	$(5,403,640,284)	$3,348,906,599	$1	$-	$(6,454,937,073)	$(1,389,991)	$8,234,146	$(2,264,641,885)	$(39,812,081)

EQUITY

COMMON STOCK	$(2,553,182)	506,669	(2,553,182)	-	-	(502,669)	(2,000)	-	(2,000)
APIC	(3,543,450,081)	24,756,134,675	(3,535,783,282)	-	(7,666,798)	(5,908,875,885)	(4,008,364,434)	(6,568,717,159)	(8,270,177,197)
PARTNERSHIP & LLC UNIT	(0)	6,849,938,198	-	(3,451,296,502)	(3,398,641,696)	-	-	-	-
ACCUMULATED DEFICIT	4,136,645,435	(23,002,044,390)	4,135,904,372	4,050,512,036	3,998,598,293	4,686,480,856	1,543,629,969	3,935,391,320	4,788,172,979
TREASURY STOCK	1,003,398	-	1,003,398	-	-	-	-	-	-

TOTAL STOCKHOLDERS EQUITY	$591,645,570	$8,604,535,152	$598,571,306	$599,215,534	$592,289,799	$(1,222,897,698)	$(2,464,736,466)	$(2,633,325,838)	$(3,482,006,218)

INCOME STATEMENT REPORT INCOME STATEMENT	$847,027,552	$-	$-	$-	$440,503,768	$50,394,975	$-	$356,149,334	$(20,524)

TOTAL LIABILITIES + EQUITY	$(3,964,967,162)	$11,953,441,751	$598,571,307	$599,215,534	$(5,422,143,507)	$(1,173,892,714)	$(2,456,502,320)	$(4,541,818,390)	$(3,521,838,823)
										MOR- 2 & 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019

CASE NUMBER: 19-35654

MONTH: October 2019

SCHEDULE OF POST-PETITION LIABILITIES

	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
TRADE ACCOUNTS PAYABLE	$12,804,720
TAXES PAYABLE:	$-
Severance tax payable	$-
Other taxes payable	$-

SECURED DEBT POST-PETITION	$-
ACCRUED INTEREST PAYABLE	$11,040,566
ACCRUED PROFESSIONAL FEES [2]	$5,900,000
OTHER ACCRUED LIABILITIES:
1. Insurance	$-
2. Asset retirement obligation	$-
3. Accrued LOE liability	$6,261,085
4. Accrued G&A liability	$870,000
5. Accrued Capex liability	$26,161,000
6. Owner advances payable	$-
7. Owner revenue payable	$34,851,218
8. Accrued wages	$132,806
TOTAL POST-PETITION LIABILITIES	$98,021,395	$-	$-	$-	$-	$-

[2] Payment requires Bankruptcy Court approval.	MOR-4

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019

CASE NUMBER:  19-35654

MONTH:  October 2019

AGING OF POST-PETITION LIABILITIES

DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD-VALOREM, OTHER TAXES	OTHER
0-30	$12,804,720	$12,804,720	$-	$-	$-	$-
31-60	$-	$-	$-	$-	$-	$-
61-90	$-	$-	$-	$-	$-	$-
91 +	$-	$-	$-	$-	$-	$-
TOTAL	$12,804,720	$12,804,720	$-	$-	$-	$-

AGING OF ACCOUNTS RECEIVABLE [3]

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
0-30	$101,248,776
31-60	$(24,541)
61-90	$1,113,895
91 +	$154,130
TOTAL	$102,492,260	$-	$-	$-	$-	$-

[3] Total Accounts Receivable balance does not include intercompany activity.	MOR-5

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019

CASE NUMBER: 19-35654

MONTH: October 2019

Consolidating Income Statement

Ending Balance at October 31, 2019

	EP ENERGY CORPORATION		EPECO	EPACQ	EPELC	025	625	654	EPPCH

	CONSOLIDATED	ALL ELIMINATION COMPANIES	EP ENERGY CORPORATION	EPE ACQUISITION LLC	EP ENERGY LLC	EP ENERGY MANAGEMENT LLC	EP ENERGY RESALE CO., LLC	EP ENERGY E&P COMPANY, LP	EP ENERGY GLOBAL LLC	Everest Acquisition Finance Inc

INCOME										No Income
GAS REVENUE	4,123,032	-	-	-	-	-	-	4,123,032	-
OIL & CONDENSATE REVENUE	66,012,287	-	-	-	-	-	-	66,012,287	-
PLANT & PRODUCT REVENUE	5,190,803	-	-	-	-	-	-	5,190,803	-
MISCELLANEOUS REVENUE	(6,201,430)	-	-	-	(6,201,430)	-	-	-	-

TOTAL REVENUE	$69,124,692	$-	$-	$-	$(6,201,430)	$-	$-	$75,326,122	$-

COMMODITY PURCHASES	8,560	-	-	-	-	-	-	8,560	-
TRANSPORTATION COST	8,065,108	-	-	-	-	-	-	8,065,108	-
O&M EXPENSES	12,718,927	-	-	-	-	166,396	-	12,552,530	-
G&A EXPENSES	8,234,932	-	(25)	-	2,788,940	5,112,149	-	333,867	-
GAIN & LOSS ON ASSET	(3,076)	-	-	-	-	-	-	(3,076)	-
DD&A EXPENSE	38,576,009	-	-	-	-	-	-	38,576,009	-
EXPLORATORY COSTS	257,229	-	-	-	-	-	-	257,229	-
TAXES OTHER THAN INCOME	6,286,751	-	25	-	-	214,279	-	6,072,447	-

TOTAL EXPENSES	$74,144,439	$-	$-	$-	$2,788,940	$5,492,825	$-	$65,862,674	$-

INTEREST INCOME	182,441	-	-	-	156,610	-	-	25,831	-
OTHER INCOME & EXPENSE	(19,514)	-	-	-	-	-	-	(19,514)	-

OTHER INCOME / EXPENSE	$162,927	$-	$-	$-	$156,610	$-	$-	$6,317	$-

EARNINGS BEFORE INTEREST & TAXES (EBIT)	$(4,856,820)	$-	$-	$-	$(8,833,760)	$(5,492,825)	$-	$9,469,765	$-

INTEREST INCOME-AFFIL	-	(1,446,778)	-	-	1,446,778	-	-	-	-
INTEREST EXPENSE	(32,378,337)	1,446,778	-	-	(32,128,818)	-	-	(1,696,297)	-
CAPITALIZED INT	167,421	-	-	-	167,421	-	-	-	-

NET INCOME BEFORE TAXES	(37,067,737)	-	-	-	(39,348,380)	(5,492,825)	-	7,773,468	-

INCOME TAXES	-	-	-	-	-	-	-	-	-

NON EBIT INCOME EXPENSE	$(32,210,917)	$-	$-	$-	$(30,514,620)	$-	$-	$(1,696,297)	$-

NET INCOME	$(37,067,737)	$-	$-	$-	$(39,348,380)	$(5,492,825)	$-	$7,773,468	$-

MOR-6

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

Cash Flow Statement 10/31/2019

Net Income (loss)	$(37,067,737)

Depreciation, depletion & amort-PPE	38,273,751
Depreciation, depletion & amort - ARO Liability	302,257
Impairment charges / Loss (Gain) on Long Lived Assets	(3,076)
Amortization of equity comp	780,552
Accounts and notes receivable	(17,398,102)
Accounts receivable with affiliates/Notes receivable	833
Owner and royalties payable	(11,273,768)
Accounts payable and accrued expenses	12,543,477
Net price risk management activities	8,695,313
Inventories	1,357,641
Other current assets	1,025,396
Accrued Interest	31,861,532
Other current liabilities	(548,876)
Non current assets	871,262
Asset Retirement Obligations	(222,619)
Non current liabilities	(1,281,113)
Net cash provided by (used in) operating activities	$27,916,721

Capital expenditures	(25,572,453)
Cash paid for acquisitions	(222,598)
Proceeds from disposal of property, net of cash transferred	49,700
Net cash provided by (used in) investing activities	$(25,745,351)

Other	249,429
Net cash provided by (used in) financing activities	$249,429

Change in cash, cash equivalents and restricted cash	$2,420,799

Cash, cash equivalents and restricted cash -beginning Balance	$189,508,366

Cash, cash equivalents and restricted cash- ending Balance	$191,929,166

MOR-7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

Cash Accounts as of October 31, 2019

Business Unit Name	Bank Name	Bank Account	Bank Balance	GL Reconcilation		GL Total

025 - EP Energy Management LLC	Bank of New York Mellon	x4762	211,581.65			211,581.65

654 - EP Energy E&P Company L.P.			175,902.11			175,902.11
			(120,164.25)			(120,164.25)
	Bank of New York Mellon	x5751	55,737.86	183.01	[1]	55,920.87

	Bank of New York Mellon	x1930	10,000,000.00			10,000,000.00

			2,015,509.42			2,015,509.42
			(11,025,420.55)			(11,025,420.55)
	Bank of New York Mellon	x3654	(9,009,911.13)			(9,009,911.13)

EPECO - EP Energy Corporation	Bank of New York Mellon	x9722	644,227.52			644,227.52

EPELC - EP Energy LLC	Bank of New York Mellon	x0381	5,304,115.39			5,304,115.39

TOTAL FOR MELLON BANK			$7,205,751.29	$183.01		$7,205,934.30

025 - EP Energy Management LLC	JP Morgan Chase Bank	x2730	-			-

654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x4743	-			-

			-			-
			(1,064,629.77)			(1,064,629.77)
	JP Morgan Chase Bank	x1509	(1,064,629.77)	155,447.44	[2]	(909,182.33)

	JP Morgan Chase Bank	x8572	185,025.33			185,025.33

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0760	3,707,035.56			3,707,035.56

NEW BANK ACCOUNTS OPENED FOR ERP SYSTEM TRANSITION - NO ACTIVITY AS OF 10/31/19
025 - EP Energy Management LLC	JP Morgan Chase Bank	x7695	-			-
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7109	-			-
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7216	-			-
TOTAL FOR CHASE BANK			$2,827,431.12	$155,447.44		$2,982,878.56

		Cash Managed By EP Energy Corp.	$10,033,182.41	$155,630.45		$10,188,812.86

654 - EP Energy E&P Company L.P.	Mellon Overnight Investments	x1930 - x3654	4,960,020.63			4,960,020.63

EPELC - EP Energy LLC	Mellon Overnight Investments	x0381	-			-

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0682	175,855,332.13			175,855,332.13
		Temporary Cash Investments	$180,815,352.76			$180,815,352.76

		CASH AND CASH EQUIVALENT	$190,848,535.17	$155,630.45		$191,004,165.62

654 - EP Energy E&P Company L.P.	JP Morgan Chase	x1509	925,000.00			925,000.00
		RESTRICTED CASH	$925,000.00			$925,000.00

		TOTAL CASH LESS OUTSTANIDNG	$191,773,535.17			$191,929,165.62

		CHECKS OUTSTANDING	$(12,210,214.57)

		TOTAL INCLUDING OUTSTANDING	$203,058,749.74

[1] Checks to be voided for escheat payments to certain regulatory authorities

[2] Checks to be voided for payments to Directors of EP Energy and escheat payments to certain regulatory authorities

MOR-8 (1 of 2)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

EXHIBIT C - BENEFITING COMPANY

CASH ACCOUNT RECONCILIATION

	Case Number:	19-35654	19-35653	19-35652	19-35649	19-35648	19-35647	19-35650	19-35651
	Consolidated	EP Energy Corporation	EPE Acquisition LLC	EP ENERGY L.L.C.	EP Energy Management, L.L.C.	EP ENERGY RESALE CO., L.L.C.	EP ENERGY E&P COMPANY, L.P.	EP Energy Global LLC	Everest Acquisition Finance Inc
	TOTAL
CHECKS/OTHER DISBURSEMENTS	$(98,932,678)	$-	$-	$(1,004,463)	$(4,994,790)	$-	$(92,933,424)	$-	$-

MOR-8 (2 of 2)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: October 2019

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDER’S NAME (POSITION)	COMPENSATION TYPE	10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
Employee 1	Group Term Life Imputed Income	$182
Employee 1	Expense Reimbursement	$2
Employee 1	Cell Phone Subsidy	$25
Employee 1	Cell Phone Subsidy	$25
Employee 1	Base Salary	$12,500
Employee 1	Base Salary	$12,500
Employee 1	Transportation Subsidy	$75
Employee 1	Benefit Dollars	$8
Employee 1	Benefit Dollars	$8
Employee 1	Group Term Life Imputed Income	$182
Employee 2	Base Salary	$16,667
Employee 2	Cell Phone Subsidy	$25
Employee 2	Benefit Dollars	$14
Employee 2	Transportation Subsidy	$75
Employee 2	Benefit Dollars	$14
Employee 2	Base Salary	$16,667
Employee 2	Cell Phone Subsidy	$25
Employee 3	Benefit Dollars	$20
Employee 3	Base Salary	$16,667
Employee 3	Transportation Subsidy	$75
Employee 3	Benefit Dollars	$20
Employee 3	Base Salary	$16,667
Employee 4	Cell Phone Subsidy	$25
Employee 4	Base Salary	$12,500
Employee 4	Base Salary	$12,500
Employee 4	Benefit Dollars	$7
Employee 4	Transportation Subsidy	$75
Employee 4	Group Term Life Imputed Income	$182
Employee 4	Cell Phone Subsidy	$25
Employee 4	Group Term Life Imputed Income	$182
Employee 4	Benefit Dollars	$7
Employee 5	Benefit Dollars	$11
Employee 5	Base Salary	$12,500
Employee 5	Group Term Life Imputed Income	$28
Employee 5	Benefit Dollars	$11
Employee 5	Group Term Life Imputed Income	$28
Employee 5	Transportation Subsidy	$75
Employee 5	Base Salary	$12,500
Employee 6	Benefit Dollars	$9
Employee 6	Transportation Subsidy	$75
Employee 6	Benefit Dollars	$9
Employee 6	Base Salary	$14,583
Employee 6	Base Salary	$14,583
Employee 7	Base Salary	$35,417
Employee 7	Benefit Dollars	$12
Employee 7	Expense Reimbursement	$61
Employee 7	Benefit Dollars	$12
Employee 7	Cell Phone Subsidy	$25
Employee 7	Cell Phone Subsidy	$25
Employee 7	Base Salary	$35,417
Employee 7	Transportation Subsidy	$75
Employee 8	Benefit Dollars	$21
Employee 8	Base Salary	$12,792
Employee 8	Expense Reimbursement	$114
Employee 8	Base Salary	$12,792
Employee 8	Group Term Life Imputed Income	$121
Employee 8	Benefit Dollars	$21
Employee 8	Group Term Life Imputed Income	$121
Employee 8	Transportation Subsidy	$75

TOTAL INSIDERS (MOR-1)		$269,451	$-	$-	$-	$-	$-

PROFESSIONALS NAME/ORDER DATE		10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
		$-
TOTAL PROFESSIONALS (MOR-1)		$-	$-	$-	$-	$-	$-

MOR-9